EXHIBIT 99.1

NEWS RELEASE

Contact:	Deric Eubanks	Jordan Jennings	Joseph Calabrese
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(212) 827-3772

BRAEMAR HOTELS & RESORTS REPORTS
THIRD QUARTER 2019 RESULTS
New Autograph Collection Property ‘The Notary Hotel’ Opened in Philadelphia
Announced Planned Opening of ‘The Clancy’ in San Francisco in Early 2020
The Maple Grove Presidential Villa Opened at the Bardessono Hotel & Spa
Announced Extension of Mortgage Loan for Ritz-Carlton St. Thomas
Announced Plan to Dispose of Ashford Inc. Shares
Completed Refinancing of Pier House Resort & Spa
$4.0 Million in Business Interruption Income Booked in the 3rd Quarter

DALLAS - October 30, 2019 - Braemar Hotels & Resorts Inc. (NYSE: BHR) (“Braemar” or the “Company”) today reported the following results and performance measures for the third quarter ended September 30, 2019. The comparable performance measurements for Occupancy, Average Daily Rate (ADR), Revenue Per Available Room (RevPAR), and Hotel EBITDA assume each of the hotel properties in the Company’s hotel portfolio as of September 30, 2019 were owned as of the beginning of each of the periods presented. Unless otherwise stated, all reported results compare the third quarter ended September 30, 2019, with the third quarter ended September 30, 2018 (see discussion below). The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.

STRATEGIC OVERVIEW

•	Focused strategy of investing in luxury hotels and resorts

•	Targets conservative leverage levels of 45% Net Debt to Gross Assets

•	Highly-aligned management team and advisory structure

•	Dividend yield of approximately 7.0%

FINANCIAL AND OPERATING HIGHLIGHTS

•	Net loss attributable to common stockholders for the quarter was $11.9 million or $0.37 per diluted share.

•	Comparable RevPAR for all hotels decreased 2.0% to $234.81 during the quarter.

•	Comparable RevPAR for all hotels not under renovation decreased 1.4% to $250.48 during the quarter.

•	Adjusted funds from operations (AFFO) was $0.29 per diluted share for the quarter.

•	Adjusted EBITDAre was $28.6 million for the quarter.

•	During the quarter, the Company announced the planned opening of The Clancy, an Autograph Collection property, in downtown San Francisco. The re-branded property, a conversion of the

BHR Reports Third Quarter Results

October 30, 2019

Courtyard San Francisco Downtown, is expected to officially open in early 2020.

•
During the quarter, the Company announced the opening of The Notary Hotel, an Autograph Collection property, in downtown Philadelphia. The re-branded property is a conversion of the Courtyard Philadelphia Downtown hotel.

•	During the quarter, the Company announced it had completed an extension of its mortgage loan for the Ritz-Carlton St. Thomas.

•	During the quarter, the Company refinanced its mortgage loan for the 142-room Pier House Resort & Spa in Key West, Florida.

•	Subsequent to quarter end, the Company announced a plan to dispose of the Ashford Inc. shares it owns.

•	Subsequent to quarter end, the Company announced the opening of The Maple Grove Presidential Villa at the Bardessono Hotel & Spa in Yountville, CA.

•	Capex invested during the quarter was $35.5 million.

UPDATE ON BUSINESS INTERRUPTION INCOME
During the quarter, the Company recognized $4.0 million of business interruption (“BI”) income for the Ritz-Carlton St. Thomas related to lost profits for the period of June 2019 through August 2019 due to the impact of Hurricane Irma.

The Company will continue to work with its insurers on the claims at the Ritz-Carlton St. Thomas. The property is scheduled to reopen late in the fourth quarter of 2019.

PLANNED OPENING OF THE CLANCY
On July 11, 2019, the Company announced the planned opening of The Clancy in early 2020. Located in San Francisco’s vibrant South of Market district, the Courtyard San Francisco Downtown is undergoing an approximately $30 million renovation to rebrand the property as The Clancy. The hotel will join Marriott International’s Autograph Collection Hotels, a diverse portfolio of independent hotels around the world that reflect a unique vision, design, and environment.

OPENING OF THE NOTARY HOTEL
On July 17, 2019, the Company announced the opening of The Notary Hotel in downtown Philadelphia. This is the new branding for the former Courtyard Philadelphia Downtown. Listed on the National Register of Historic Places, the hotel underwent a $20 million renovation and rebranding of the former Courtyard Philadelphia Downtown, and now joins Marriott International’s Autograph Collection.

OPENING OF THE MAPLE GROVE PRESIDENTIAL VILLA
On October 3, 2019, the Company announced the opening of The Maple Grove Presidential Villa at the Bardessono Hotel & Spa in Yountville, CA. The spacious Presidential Villa is available in its entirety, offering 3,705 square feet of space including three bedrooms at a published rate of $9,000 per night. The Presidential Villa is also available as three separate large, one-bedroom suites: the Flint Villa, the Jaspe Villa, and the Quartole Villa. Each separate suite boasts a distinctive great room, stately king bedroom, spa bathroom and courtyard.

CAPITAL STRUCTURE
At September 30, 2019, the Company had total assets of $1.8 billion and $1.1 billion of mortgage loans of which $49 million related to its joint venture partner’s share of the mortgage loan on the Capital Hilton and Hilton La Jolla Torrey Pines. The Company’s total combined mortgage loans had a blended average interest rate of 4.3%.

BHR Reports Third Quarter Results

October 30, 2019

On August 6, 2019, the Company announced that it had amended and extended its mortgage loan secured by the Ritz-Carlton St. Thomas. The amended $42.5 million loan has a two-year initial term with three one-year extension options, subject to the satisfaction of certain conditions. The loan will continue to bear interest at a rate of LIBOR + 4.95%. Upon the re-opening of the hotel as a Ritz-Carlton, which is planned for later this year, there is the potential for the spread on the loan to be reduced. If the appraised value of the hotel results in a loan-to-value ratio between 65% and 70%, the spread will be reduced by 0.50%. If the appraised value of the hotel results in a loan-to-value ratio less than 65%, the spread will be reduced by 1.00%.

On October 2, 2019, the Company announced that it entered into a stock purchase agreement with Ashford Inc. (NYSE American: AINC) (“Ashford”) under which Ashford purchased 19,897 shares of its common stock for $30 per share, resulting in total proceeds of approximately $0.6 million to the Company. The purchase price reflected a premium of approximately 20% based on the closing price of Ashford common stock on October 1, 2019. Due to the parameters of the private letter ruling from the Internal Revenue Service received by the Company, Ashford was only able to acquire the shares held by the Company’s taxable REIT subsidiary. Additionally, the Company announced that it plans to distribute the remaining 174,983 shares of Ashford common stock that it owns on a pro-rata basis to Braemar common shareholders and unitholders. The pro-rata distribution of Ashford shares is expected to be completed on November 5, 2019 to shareholders of record as of October 29, 2019.

On October 3, 2019, the Company announced that it had refinanced its mortgage loan for the 142-room Pier House Resort & Spa in Key West, Florida, which had an existing outstanding balance of $70 million, a floating interest rate of LIBOR + 2.25%, and a final maturity date in March 2020. The new, non-recourse loan totals $80 million and has a five-year term. The loan is interest only and provides for a floating interest rate of LIBOR + 1.85%. The Company’s next hard maturity is not until April 2022.

On October 28, 2019, the Company announced that it had entered into a new $75 million secured credit facility, which replaced the Company’s previous credit facility that was scheduled to mature in November. The new credit facility provides for a three-year revolving line of credit and has two, one-year extension options.

PORTFOLIO REVPAR
As of September 30, 2019, the portfolio consisted of thirteen properties. During the third quarter of 2019, nine of the Company’s hotels were not under renovation. The Company believes reporting its operating metrics for its hotels on a comparable total basis (all 13 hotels) and comparable not under renovation basis (9 hotels) is a measure that reflects a meaningful and focused comparison of the operating results in its portfolio. Details of each category are provided in the tables attached to this release.

•	Comparable RevPAR decreased 2.0% to $234.81 for all hotels on a 0.7% increase in ADR and a 2.6% decrease in occupancy.

•	Comparable RevPAR decreased 1.4% to $250.48 for all hotels not under renovation on a 0.4% decrease in ADR and a 1.0% decrease in occupancy.

HOTEL EBITDA MARGINS AND QUARTERLY SEASONALITY TRENDS
The Company believes year-over-year Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin comparisons are more meaningful to gauge the performance of the Company’s hotels than sequential quarter-over-quarter comparisons. To help investors better understand the substantial seasonality in the Company’s portfolio, the Company provides quarterly detail on its Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin for the current and certain prior-year periods based upon the number of hotels in the

BHR Reports Third Quarter Results

October 30, 2019

Company’s portfolio as of the end of the current period. As the Company’s portfolio mix changes from time to time so will the seasonality for Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin. The details of the quarterly calculations for the previous four quarters for the thirteen hotels are provided in the table attached to this release.

COMMON STOCK DIVIDEND
On September 12, 2019, the Company announced that its Board of Directors declared a quarterly cash dividend of $0.16 per diluted share for the Company’s common stock for the third quarter ending September 30, 2019. The dividend, which equates to an annual rate of $0.64 per share, was paid on October 15, 2019, to shareholders of record as of September 30, 2019.

“During the quarter, we continued to diligently execute on our strategy,” said Richard J. Stockton, Braemar’s President and Chief Executive Officer. “We opened The Notary Hotel, an Autograph Collection Hotel, in Philadelphia and announced the branding for the conversion of our Courtyard Downtown San Francisco Autograph conversion, which will be called The Clancy and is scheduled to open in early 2020. We also completed The Maple Grove Presidential Villa at the Bardessono and the Ritz-Carlton St. Thomas is expected to complete its renovation and reopen later this year. Looking ahead to the remainder of 2019 and into 2020, we believe our portfolio is well-positioned and has unique aspects that are expected to result in opportunities for RevPAR performance that may not necessarily track the broader market. With our recent refinancing activity, we have pushed out our debt maturities, lowered our cost of debt, and we will continue to look for opportunities to maximize value for our shareholders.”

INVESTOR CONFERENCE CALL AND SIMULCAST
Braemar will conduct a conference call on Thursday, October 31, 2019 at 11:00 a.m. ET. The number to call for this interactive teleconference is (201) 493-6725. A replay of the conference call will be available through Thursday, November 7, 2019, by dialing (412) 317-6671 and entering the confirmation number, 13694102.

The Company will also provide an online simulcast and rebroadcast of its third quarter 2019 earnings release conference call. The live broadcast of Braemar’s quarterly conference call will be available online at the Company’s web site, www.bhrreit.com on Thursday, October 31, 2019, beginning at 11:00 a.m. ET.  The online replay will follow shortly after the call and continue for approximately one year.
We use certain non-GAAP measures, in addition to the required GAAP presentations, as we believe these measures improve the understanding of our operational results and make comparisons of operating results among peer real estate investment trusts more meaningful. Non-GAAP financial measures, which should not be relied upon as a substitute for GAAP measures, used in this press release are FFO, AFFO, EBITDA, EBITDAre, Adjusted EBITDAre, and Hotel EBITDA. Please refer to our most recently filed Annual Report on Form 10-K for a more detailed description of how these non-GAAP measures are calculated. The reconciliations of non-GAAP measures to the closest GAAP measures are provided below and provide further details of our results for the period being reported.

* * * * *

Braemar Hotels & Resorts is a real estate investment trust (REIT) focused on investing in luxury hotels and resorts.

Ashford has created an Ashford App for the hospitality REIT investor community. The Ashford App is available for free download at Apple’s App Store and the Google Play Store by searching “Ashford.”

BHR Reports Third Quarter Results

October 30, 2019

Certain statements and assumptions in this press release contain or are based upon "forward-looking" information and are being made pursuant to the safe harbor provisions of the federal securities regulations. Forward-looking statements in this press release may include, among others, statements about the implied share price for the Company's common stock. When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Braemar’s control.

These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: general conditions of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy; our ability to successfully complete and integrate acquisitions, and manage our planned growth, and the degree and nature of our competition. These and other risk factors are more fully discussed in Braemar’s filings with the Securities and Exchange Commission.

The forward-looking statements included in this press release are only made as of the date of this press release. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share amounts)
(unaudited)

	September 30, 2019	December 31, 2018
ASSETS
Investments in hotel properties, gross	$1,768,160	$1,562,806
Accumulated depreciation	(296,557)	(262,905)
Investments in hotel properties, net	1,471,603	1,299,901
Cash and cash equivalents	82,583	182,578
Restricted cash	57,367	75,910
Accounts receivable, net of allowance of $128 and $101, respectively	19,657	12,739
Inventories	2,350	1,862
Prepaid expenses	6,376	4,409
Investment in Ashford Inc., at fair value	4,724	10,114
Investment in OpenKey	1,949	1,766
Derivative assets	773	772
Other assets	12,257	13,831
Operating lease right-of-use assets	82,976	—
Intangible assets, net	5,114	27,678
Due from related party, net	817	—
Due from third-party hotel managers	18,019	4,927
Total assets	$1,766,565	$1,636,487

LIABILITIES AND EQUITY
Liabilities:
Indebtedness, net	$1,057,467	$985,873
Accounts payable and accrued expenses	97,945	64,116
Dividends and distributions payable	9,502	8,514
Due to Ashford Inc., net	4,749	4,001
Due to related party, net	—	224
Due to third-party hotel managers	2,172	1,633
Operating lease liabilities	61,168	—
Other liabilities	29,525	29,033
Total liabilities	1,262,528	1,093,394

5.50% Series B Cumulative Convertible Preferred Stock, $0.01 par value, 4,965,850 shares issued and outstanding at September 30, 2019 and December 31, 2018	106,123	106,123
Redeemable noncontrolling interests in operating partnership	40,584	44,885
Equity:
Preferred stock, $0.01 value, 50,000,000 shares authorized:
Series D Cumulative Preferred Stock, 1,600,000 shares issued and outstanding at September 30, 2019 and December 31, 2018	16	16
Common stock, $0.01 par value, 200,000,000 shares authorized, 32,900,422 and 32,511,660 shares issued and outstanding at September 30, 2019 and December 31, 2018, respectively	329	325
Additional paid-in capital	518,304	512,545
Accumulated deficit	(155,024)	(115,410)
Total stockholders' equity of the Company	363,625	397,476
Noncontrolling interest in consolidated entities	(6,295)	(5,391)
Total equity	357,330	392,085
Total liabilities and equity	$1,766,565	$1,636,487

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2019	2018	2019	2018
REVENUE
Rooms	$76,808	$74,358	$228,660	$218,304
Food and beverage	26,422	21,171	84,326	70,064
Other	15,652	13,317	52,920	44,085
Total hotel revenue	118,882	108,846	365,906	332,453
Other	2	—	7	—
Total revenue	118,884	108,846	365,913	332,453
EXPENSES
Hotel operating expenses:
Rooms	18,265	16,624	52,080	48,194
Food and beverage	20,721	16,171	62,325	49,078
Other expenses	36,201	32,058	111,431	95,490
Management fees	3,960	3,963	12,542	12,081
Total hotel operating expenses	79,147	68,816	238,378	204,843
Property taxes, insurance and other	7,690	6,835	20,356	18,516
Depreciation and amortization	16,831	14,474	51,991	42,291
Impairment charges	—	—	—	71
Advisory services fee:
Base advisory fee	2,650	2,508	8,170	6,928
Reimbursable expenses	645	529	1,906	1,448
Incentive fee	(132)	1,380	77	2,241
Non-cash stock/unit-based compensation	1,995	1,316	5,426	5,240
Transaction costs	—	—	704	949
Corporate, general and administrative:
Non-cash stock/unit-based compensation	328	304	366	304
Other general and administrative	1,247	1,461	3,267	2,695
Total operating expenses	110,401	97,623	330,641	285,526
Gain (loss) on disposition of assets and sale of hotel property	(1,163)	—	(1,154)	15,711
OPERATING INCOME (LOSS)	7,320	11,223	34,118	62,638
Equity in earnings (loss) of unconsolidated entity	(48)	(81)	(149)	(146)
Interest income	249	540	898	970
Other income (expense)	(114)	(64)	(370)	(190)
Interest expense	(12,599)	(11,990)	(38,646)	(32,784)
Amortization of loan costs	(1,047)	(1,094)	(3,248)	(3,157)
Write-off of loan costs and exit fees	(335)	—	(647)	(4,178)
Unrealized gain (loss) on investments	(1,471)	2,158	(5,390)	(3,338)
Unrealized gain (loss) on derivatives	(754)	(578)	(972)	(803)
INCOME (LOSS) BEFORE INCOME TAXES	(8,799)	114	(14,406)	19,012
Income tax (expense) benefit	(155)	(740)	(1,493)	(2,514)
NET INCOME (LOSS)	(8,954)	(626)	(15,899)	16,498
(Income) loss from consolidated entities attributable to noncontrolling interest	(1,899)	(1,695)	(1,750)	(1,742)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	1,465	452	2,770	(1,075)
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	(9,388)	(1,869)	(14,879)	13,681
Preferred dividends	(2,533)	(1,707)	(7,597)	(5,122)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(11,921)	$(3,576)	$(22,476)	$8,559

INCOME (LOSS) PER SHARE – BASIC AND DILUTED
Basic:
Net income (loss) attributable to common stockholders	$(0.37)	$(0.12)	$(0.71)	$0.25
Weighted average common shares outstanding – basic	32,347	32,023	32,259	31,905
Diluted:
Net income (loss) attributable to common stockholders	$(0.37)	$(0.12)	$(0.71)	$0.25
Weighted average common shares outstanding – diluted	32,347	32,023	32,259	31,922
Dividends declared per common share:	$0.16	$0.16	$0.48	$0.48

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, EBITDAre AND ADJUSTED EBITDAre
(in thousands)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2019	2018	2019	2018
Net income (loss)	$(8,954)	$(626)	$(15,899)	$16,498
Interest expense and amortization of loan costs	13,646	13,084	41,894	35,941
Depreciation and amortization	16,831	14,474	51,991	42,291
Income tax expense (benefit)	155	740	1,493	2,514
Equity in (earnings) loss of unconsolidated entity	48	81	149	146
Company's portion of EBITDA of OpenKey	(50)	(79)	(147)	(143)
EBITDA	21,676	27,674	79,481	97,247
Impairment charges on real estate	—	—	—	71
(Gain) loss on disposition of assets and sale of hotel property	1,163	—	1,154	(15,711)
EBITDAre	22,839	27,674	80,635	81,607
Amortization of favorable (unfavorable) contract assets (liabilities)	129	51	366	143
Transaction and management conversion costs	506	—	1,183	965
Other (income) expense	114	64	370	190
Write-off of loan costs and exit fees	335	—	647	4,178
Unrealized (gain) loss on investments	1,471	(2,158)	5,390	3,338
Unrealized (gain) loss on derivatives	754	578	972	803
Non-cash stock/unit-based compensation	2,359	1,674	5,908	5,709
Legal, advisory and settlement costs	203	277	349	(667)
Advisory services incentive fee	(132)	1,380	77	2,241
Uninsured hurricane and wildfire related costs	—	—	—	412
Company's portion of adjustments to EBITDAre of OpenKey	4	2	22	4
Adjusted EBITDAre	$28,582	$29,542	$95,919	$98,923
BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO FUNDS FROM OPERATIONS ("FFO") AND ADJUSTED FFO
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2019	2018	2019	2018
Net income (loss)	$(8,954)	$(626)	$(15,899)	$16,498
(Income) loss from consolidated entities attributable to noncontrolling interest	(1,899)	(1,695)	(1,750)	(1,742)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	1,465	452	2,770	(1,075)
Preferred dividends	(2,533)	(1,707)	(7,597)	(5,122)
Net income (loss) attributable to common stockholders	(11,921)	(3,576)	(22,476)	8,559
Depreciation and amortization on real estate	16,036	13,720	49,609	40,030
Impairment charges on real estate	—	—	—	71
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	(1,465)	(452)	(2,770)	1,075
Equity in (earnings) loss of unconsolidated entity	48	81	149	146
(Gain) loss on disposition of assets and sale of hotel property	1,163	—	1,154	(15,711)
Company's portion of FFO of OpenKey	(51)	(81)	(151)	(146)
FFO available to common stockholders and OP unitholders	3,810	9,692	25,515	34,024
Series B Cumulative Convertible Preferred Stock dividends	1,708	1,707	5,122	5,122
Transaction and management conversion costs	506	—	1,183	965
Other (income) expense	114	64	370	190
Interest expense accretion on refundable membership club deposits	213	226	651	376
Write-off of loan costs and exit fees	335	—	647	4,178
Amortization of loan costs	1,029	1,070	3,187	3,084
Unrealized (gain) loss on investments	1,471	(2,158)	5,390	3,338
Unrealized (gain) loss on derivatives	754	578	972	803
Non-cash stock/unit-based compensation	2,359	1,674	5,908	5,709
Legal, advisory and settlement costs	203	277	349	(667)
Advisory services incentive fee	(132)	1,380	77	2,241
Uninsured hurricane and wildfire related costs	—	—	—	412
Company's portion of adjustments to FFO of OpenKey	5	2	24	4
Adjusted FFO available to common stockholders and OP unitholders	$12,375	$14,512	$49,395	$59,779
Adjusted FFO per diluted share available to common stockholders and OP unitholders	$0.29	$0.34	$1.14	$1.40
Weighted average diluted shares	43,335	42,930	43,388	42,707

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
SUMMARY OF INDEBTEDNESS
SEPTEMBER 30, 2019
(dollars in thousands)
(unaudited)

Lender	Hotels	Maturity	Interest Rate	Fixed-Rate Debt	Floating-Rate Debt		Total Debt	Comparable TTM Hotel EBITDA(6)	Comparable TTM EBITDA Debt Yield
BAML secured revolving credit facility	N/A	November 2019	Base Rate(3) + 1.25% to 2.50% or LIBOR + 2.25% to 3.50%	$—	$—	(1)	$—	N/A	N/A
JPMorgan	Park Hyatt Beaver Creek	April 2020	LIBOR + 2.75%	—	67,500	(2)	67,500	$10,052	14.9%
BAML	See footnote	June 2020	LIBOR + 2.16%	—	435,000	(4)	435,000	46,636	10.7%
Apollo	Ritz-Carlton, St. Thomas	August 2021	LIBOR + 4.95%	—	42,500	(5)	42,500	9,972	23.5%
BAML	Hotel Yountville	May 2022	LIBOR + 2.55%	—	51,000		51,000	6,151	12.1%
BAML	Bardessono	August 2022	LIBOR + 2.55%	—	40,000		40,000	5,800	14.5%
BAML	Ritz-Carlton, Sarasota	April 2023	LIBOR + 2.65%	—	100,000		100,000	12,801	12.8%
BAML	Ritz-Carlton, Lake Tahoe	January 2024	LIBOR + 2.10%	—	54,000		54,000	8,503	15.7%
Prudential	Capital Hilton and Hilton Torrey Pines	February 2024	LIBOR + 1.70%	—	195,000		195,000	29,829	15.3%
BAML	Pier House Resort	September 2024	LIBOR + 1.85%	—	80,000		80,000	11,506	14.4%
Total				$—	$1,065,000		$1,065,000	$141,250	13.3%
Percentage				—%	100.0%		100.0%
Weighted average interest rate				—%	4.29%		4.29%
All indebtedness is non-recourse with the exception of the secured revolving credit facility.
(1)    This credit facility has two one-year extension options subject to advance notice, certain conditions and a 0.25% extension fee beginning November 2019.
(2)    This mortgage loan has three one-year extension options subject to satisfaction of certain conditions, of which the first was exercised in April 2019.
(3)    Base Rate, as defined in the secured revolving credit facility agreement, is the greater of (i) the prime rate set by Bank of America, or (ii) federal funds rate + 0.5%, or (iii) LIBOR + 1.0%.

(4)
This mortgage loan has five one-year extension options subject to satisfaction of certain conditions. This mortgage loan is secured by the Chicago Sofitel Magnificent Mile, San Francisco Courtyard Downtown, Seattle Marriott Waterfront and The Notary Hotel.

(5)    This mortgage loan has three one-year extension options subject to satisfaction of certain conditions.
(6)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
INDEBTEDNESS BY MATURITY ASSUMING EXTENSION OPTIONS ARE EXERCISED
SEPTEMBER 30, 2019
(dollars in thousands)
(unaudited)

Lender	Hotels	2019	2020	2021	2022	2023	Thereafter	Total
BAML secured revolving credit facility	N/A	$—	$—	$—	$—	$—	$—	$—
JPMorgan	Park Hyatt Beaver Creek	—	—	—	67,500	—	—	67,500
BAML	Hotel Yountville	—	—	—	51,000	—	—	51,000
BAML	Bardessono	—	—	—	40,000	—	—	40,000
BAML	Ritz-Carlton, Sarasota	—	—	—	—	98,000	—	98,000
BAML	Ritz-Carlton, Lake Tahoe	—	—	—	—	—	54,000	54,000
Prudential	Capital Hilton and Hilton Torrey Pines	—	—	—	—	—	195,000	195,000
Apollo	Ritz-Carlton, St. Thomas	—	—	—	—	—	42,500	42,500
BAML	Pier House Resort	—	—	—	—	—	80,000	80,000
BAML	See footnote 1	—	—	—	—	—	435,000	435,000
Principal due in future periods		$—	$—	$—	$158,500	$98,000	$806,500	$1,063,000
Scheduled amortization payments remaining		—	—	500	1,000	500	—	2,000
Total indebtedness		$—	$—	$500	$159,500	$98,500	$806,500	$1,065,000
(1)    This mortgage loan is secured by the Chicago Sofitel Magnificent Mile, San Francisco Courtyard Downtown, Seattle Marriott Waterfront and The Notary Hotel.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
KEY PERFORMANCE INDICATORS
(unaudited)

ALL HOTELS:
	Three Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2019	2019	2019	2018	2018	2018	% Variance	% Variance
Rooms revenue (in thousands)	$76,450	$—	$76,450	$74,358	$5,467	$79,825	2.81%	(4.23)%
RevPAR	$234.81	$—	$234.81	$234.17	$349.56	$239.58	0.27%	(1.99)%
Occupancy	83.31%	—%	83.31%	85.86%	79.42%	85.56%	(2.97)%	(2.63)%
ADR	$281.86	$—	$281.86	$272.72	$440.15	$280.01	3.35%	0.66%

ALL HOTELS:
	Nine Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2019	2019	2019	2018	2018	2018	% Variance	% Variance
Rooms revenue (in thousands)	$227,716	$1,719	$229,435	$218,304	$16,941	$235,245	4.31%	(2.47)%
RevPAR	$235.62	$722.13	$236.82	$226.99	$629.63	$237.94	3.80%	(0.47)%
Occupancy	79.68%	77.52%	79.68%	83.19%	46.05%	82.18%	(4.22)%	(3.04)%
ADR	$295.70	$931.53	$297.22	$272.85	$1,367.25	$289.54	8.37%	2.65%
NOTES:

(1)
The above comparable information assumes the thirteen hotel properties owned and included in the Company's operations at September 30, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	The above information does not include the operations of ten condominium units not owned by the Lake Tahoe Ritz-Carlton.

ALL HOTELS NOT UNDER RENOVATION:
	Three Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2019	2019	2019	2018	2018	2018	% Variance	% Variance
Rooms revenue (in thousands)	$56,227	$—	$56,227	$51,564	$5,467	$57,031	9.04%	(1.41)%
RevPAR	$250.48	$—	$250.48	$246.90	$349.56	$254.06	1.45%	(1.41)%
Occupancy	83.96%	—%	83.96%	85.18%	79.42%	84.78%	(1.43)%	(0.97)%
ADR	$298.34	$—	$298.34	$289.84	$440.15	$299.65	2.93%	(0.44)%

ALL HOTELS NOT UNDER RENOVATION:
	Nine Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2019	2019	2019	2018	2018	2018	% Variance	% Variance
Rooms revenue (in thousands)	$163,236	$1,719	$164,955	$148,105	$16,941	$165,046	10.22%	(0.06)%
RevPAR	$245.93	$722.13	$247.63	$231.70	$629.63	$247.77	6.14%	(0.06)%
Occupancy	81.29%	77.52%	81.28%	83.11%	46.05%	81.61%	(2.19)%	(0.40)%
ADR	$302.53	$931.53	$304.67	$278.79	$1,367.25	$303.59	8.52%	0.36%
NOTES:

(1)
The above comparable information assumes the nine hotel properties owned and included in the Company's operations at September 30, 2019, and not under renovation during the three months ended September 30, 2019, were owned as of the beginning of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	The above information does not include the operations of ten condominium units not owned by the Lake Tahoe Ritz-Carlton.

(4)	Excluded Hotels Under Renovation:
Park Hyatt Beaver Creek, The Notary Hotel, San Francisco Courtyard Downtown, St. Thomas Ritz-Carlton

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
HOTEL EBITDA
(dollars in thousands)
(unaudited)

ALL HOTELS:	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2019	2018	% Variance	2019	2018	% Variance
Total hotel revenue	$118,525	$108,846	8.89%	$364,963	$332,453	9.78%
Non-comparable adjustments	—	10,944		2,671	35,361
Comparable total hotel revenue	$118,525	$119,790	(1.06)%	$367,634	$367,814	(0.05)%

Hotel EBITDA	$33,417	$33,345	0.22%	$111,255	$110,671	0.53%
Non-comparable adjustments	—	2,213		744	4,766
Comparable hotel EBITDA	$33,417	$35,558	(6.02)%	$111,999	$115,437	(2.98)%
Hotel EBITDA margin	28.19%	30.64%	(2.45)%	30.48%	33.29%	(2.81)%
Comparable hotel EBITDA margin	28.19%	29.68%	(1.49)%	30.46%	31.38%	(0.92)%

Hotel EBITDA adjustments attributable to consolidated noncontrolling interests	$1,545	$1,429	8.12%	$5,938	$5,784	2.66%
Hotel EBITDA attributable to the Company and OP unitholders	$31,872	$31,916	(0.14)%	$105,317	$104,887	0.41%
Comparable hotel EBITDA attributable to the Company and OP unitholders	$31,872	$34,129	(6.61)%	$106,061	$109,653	(3.28)%
NOTES:

(1)
The above comparable information assumes the thirteen hotel properties owned and included in the Company's operations at September 30, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	The above information does not include the operations of ten condominium units not owned by the Lake Tahoe Ritz-Carlton.

(4)	See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ALL HOTELS NOT UNDER RENOVATION:	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2019	2018	% Variance	2019	2018	% Variance
Total hotel revenue	$85,386	$73,261	16.55%	$257,737	$221,407	16.41%
Non-comparable adjustments	—	10,944		2,671	35,361
Comparable total hotel revenue	$85,386	$84,205	1.40%	$260,408	$256,768	1.42%

Hotel EBITDA	$23,538	$20,484	14.91%	$73,652	$69,483	6.00%
Non-comparable adjustments	—	2,213		744	4,766
Comparable hotel EBITDA	$23,538	$22,697	3.71%	$74,396	$74,249	0.20%
Hotel EBITDA margin	27.57%	27.96%	(0.39)%	28.58%	31.38%	(2.80)%
Comparable hotel EBITDA margin	27.57%	26.95%	0.62%	28.57%	28.92%	(0.35)%

Hotel EBITDA adjustments attributable to consolidated noncontrolling interests	$1,545	$1,429	8.12%	$5,938	$5,784	2.66%
Hotel EBITDA attributable to the Company and OP unitholders	$21,993	$19,055	15.42%	$67,714	$63,699	6.30%
Comparable hotel EBITDA attributable to the Company and OP unitholders	$21,993	$21,268	3.41%	$68,458	$68,465	(0.01)%
NOTES:

(1)
The above comparable information assumes the nine hotel properties owned and included in the Company's operations at September 30, 2019, and not under renovation during the three months ended September 30, 2019, were owned as of the beginning of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	The above information does not include the operations of ten condominium units not owned by the Lake Tahoe Ritz-Carlton.
(4)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

(5)	Excluded Hotels Under Renovation:
Park Hyatt Beaver Creek, The Notary Hotel, San Francisco Courtyard Downtown, St. Thomas Ritz-Carlton

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
SELECTED FINANCIAL AND OPERATING INFORMATION BY PROPERTY
(in thousands, except operating information)
(unaudited)

	Three Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2019	2019	2019	2018	2018	2018	% Variance	% Variance
CAPITAL HILTON WASHINGTON D.C.
Selected Financial Information:
Rooms revenue	$8,889	$—	$8,889	$8,638	$—	$8,638	2.91%	2.91%
Total hotel revenue	$12,955	$—	$12,955	$11,631	$—	$11,631	11.38%	11.38%
Hotel EBITDA	$2,288	$—	$2,288	$1,866	$—	$1,866	22.62%	22.62%
Hotel EBITDA margin	17.66%		17.66%	16.04%		16.04%	1.62%	1.62%
Selected Operating Information:
RevPAR	$175.66	$—	$175.66	$170.71	$—	$170.71	2.90%	2.90%
Occupancy	85.25%	—%	85.25%	86.28%	—%	86.28%	(1.19)%	(1.19)%
ADR	$206.07	$—	$206.07	$197.85	$—	$197.85	4.15%	4.15%

LA JOLLA HILTON TORREY PINES
Selected Financial Information:
Rooms revenue	$7,224	$—	$7,224	$7,611	$—	$7,611	(5.08)%	(5.08)%
Total hotel revenue	$11,587	$—	$11,587	$11,787	$—	$11,787	(1.70)%	(1.70)%
Hotel EBITDA	$3,894	$—	$3,894	$3,851	$—	$3,851	1.12%	1.12%
Hotel EBITDA margin	33.61%		33.61%	32.67%		32.67%	0.94%	0.94%
Selected Operating Information:
RevPAR	$199.28	$—	$199.28	$209.97	$—	$209.97	(5.09)%	(5.09)%
Occupancy	89.09%	—%	89.09%	89.98%	—%	89.98%	(0.99)%	(0.99)%
ADR	$223.69	$—	$223.69	$233.36	$—	$233.36	(4.14)%	(4.14)%

CHICAGO SOFITEL MAGNIFICENT MILE
Selected Financial Information:
Rooms revenue	$7,501	$—	$7,501	$8,157	$—	$8,157	(8.04)%	(8.04)%
Total hotel revenue	$10,217	$—	$10,217	$10,764	$—	$10,764	(5.08)%	(5.08)%
Hotel EBITDA	$2,990	$—	$2,990	$2,651	$—	$2,651	12.79%	12.79%
Hotel EBITDA margin	29.26%		29.26%	24.63%		24.63%	4.63%	4.63%
Selected Operating Information:
RevPAR	$196.48	$—	$196.48	$213.65	$—	$213.65	(8.04)%	(8.04)%
Occupancy	90.65%	—%	90.65%	91.24%	—%	91.24%	(0.65)%	(0.65)%
ADR	$216.74	$—	$216.74	$234.15	$—	$234.15	(7.44)%	(7.44)%

BARDESSONO HOTEL AND SPA
Selected Financial Information:
Rooms revenue	$4,358	$—	$4,358	$4,267	$—	$4,267	2.13%	2.13%
Total hotel revenue	$5,775	$—	$5,775	$5,558	$—	$5,558	3.90%	3.90%
Hotel EBITDA	$2,111	$—	$2,111	$2,139	$(2)	$2,137	(1.31)%	(1.22)%
Hotel EBITDA margin	36.55%		36.55%	38.49%		38.45%	(1.94)%	(1.90)%
Selected Operating Information:
RevPAR	$764.05	$—	$764.05	$748.08	$—	$748.08	2.13%	2.13%
Occupancy	83.17%	—%	83.17%	79.94%	—%	79.94%	4.04%	4.04%
ADR	$918.66	$—	$918.66	$935.75	$—	$935.75	(1.83)%	(1.83)%

KEY WEST PIER HOUSE RESORT
Selected Financial Information:
Rooms revenue	$3,338	$—	$3,338	$3,550	$—	$3,550	(5.97)%	(5.97)%
Total hotel revenue	$4,519	$—	$4,519	$4,716	$—	$4,716	(4.18)%	(4.18)%
Hotel EBITDA	$1,542	$—	$1,542	$1,712	$4	$1,716	(9.93)%	(10.14)%
Hotel EBITDA margin	34.12%		34.12%	36.30%		36.39%	(2.18)%	(2.27)%
Selected Operating Information:
RevPAR	$255.55	$—	$255.55	$271.72	$—	$271.72	(5.95)%	(5.95)%
Occupancy	72.19%	—%	72.19%	78.97%	—%	78.97%	(8.59)%	(8.59)%
ADR	$353.99	$—	$353.99	$344.06	$—	$344.06	2.89%	2.89%

	Three Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2019	2019	2019	2018	2018	2018	% Variance	% Variance
HOTEL YOUNTVILLE
Selected Financial Information:
Rooms revenue	$3,956	$—	$3,956	$3,662	$—	$3,662	8.03%	8.03%
Total hotel revenue	$4,945	$—	$4,945	$4,358	$—	$4,358	13.47%	13.47%
Hotel EBITDA	$2,495	$—	$2,495	$2,025	$(1)	$2,024	23.21%	23.27%
Hotel EBITDA margin	50.46%		50.46%	46.47%		46.44%	3.99%	4.02%
Selected Operating Information:
RevPAR	$537.45	$—	$537.45	$497.53	$—	$497.53	8.02%	8.02%
Occupancy	85.18%	—%	85.18%	75.84%	—%	75.84%	12.32%	12.32%
ADR	$630.98	$—	$630.98	$656.00	$—	$656.00	(3.81)%	(3.81)%

PARK HYATT BEAVER CREEK
Selected Financial Information:
Rooms revenue	$3,086	$—	$3,086	$3,178	$—	$3,178	(2.89)%	(2.89)%
Total hotel revenue	$9,069	$—	$9,069	$8,728	$—	$8,728	3.91%	3.91%
Hotel EBITDA	$1,887	$—	$1,887	$1,845	$—	$1,845	2.28%	2.28%
Hotel EBITDA margin	20.81%		20.81%	21.14%		21.14%	(0.33)%	(0.33)%
Selected Operating Information:
RevPAR	$176.53	$—	$176.53	$181.81	$—	$181.81	(2.90)%	(2.90)%
Occupancy	66.68%	—%	66.68%	73.83%	—%	73.83%	(9.68)%	(9.68)%
ADR	$264.75	$—	$264.75	$246.25	$—	$246.25	7.51%	7.51%

THE NOTARY HOTEL
Selected Financial Information:
Rooms revenue	$6,675	$—	$6,675	$7,137	$—	$7,137	(6.47)%	(6.47)%
Total hotel revenue	$8,459	$—	$8,459	$8,826	$—	$8,826	(4.16)%	(4.16)%
Hotel EBITDA	$2,737	$—	$2,737	$3,625	$—	$3,625	(24.50)%	(24.50)%
Hotel EBITDA margin	32.36%		32.36%	41.07%		41.07%	(8.71)%	(8.71)%
Selected Operating Information:
RevPAR	$145.39	$—	$145.39	$155.48	$—	$155.48	(6.49)%	(6.49)%
Occupancy	78.03%	—%	78.03%	87.38%	—%	87.38%	(10.70)%	(10.70)%
ADR	$186.33	$—	$186.33	$177.94	$—	$177.94	4.72%	4.72%

SAN FRANCISCO COURTYARD DOWNTOWN
Selected Financial Information:
Rooms revenue	$10,470	$—	$10,470	$10,828	$—	$10,828	(3.31)%	(3.31)%
Total hotel revenue	$11,188	$—	$11,188	$12,278	$—	$12,278	(8.88)%	(8.88)%
Hotel EBITDA	$3,714	$—	$3,714	$4,382	$—	$4,382	(15.24)%	(15.24)%
Hotel EBITDA margin	33.20%		33.20%	35.69%		35.69%	(2.49)%	(2.49)%
Selected Operating Information:
RevPAR	$277.57	$—	$277.57	$287.06	$—	$287.06	(3.31)%	(3.31)%
Occupancy	93.58%	—%	93.58%	93.75%	—%	93.75%	(0.18)%	(0.18)%
ADR	$296.62	$—	$296.62	$306.20	$—	$306.20	(3.13)%	(3.13)%

SARASOTA RITZ-CARLTON
Selected Financial Information:
Rooms revenue	$4,896	$—	$4,896	$4,644	$(40)	$4,604	5.43%	6.34%
Total hotel revenue	$11,147	$—	$11,147	$11,233	$(380)	$10,853	(0.77)%	2.71%
Hotel EBITDA	$279	$—	$279	$482	$(134)	$348	(42.12)%	(19.83)%
Hotel EBITDA margin	2.50%		2.50%	4.29%		3.21%	(1.79)%	(0.71)%
Selected Operating Information:
RevPAR	$200.08	$—	$200.08	$189.74	$—	$188.10	5.45%	6.37%
Occupancy	59.26%	—%	59.26%	63.82%	—%	63.82%	(7.15)%	(7.15)%
ADR	$337.61	$—	$337.61	$297.33	$—	$294.75	13.55%	14.54%

	Three Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2019	2019	2019	2018	2018	2018	% Variance	% Variance
LAKE TAHOE RITZ-CARLTON
Selected Financial Information:
Rooms revenue	$5,704	$—	$5,704	$—	$5,507	$5,507	—%	3.58%
Total hotel revenue	$11,849	$—	$11,849	$—	$11,324	$11,324	—%	4.64%
Hotel EBITDA	$2,338	$—	$2,338	$—	$2,347	$2,347	—%	(0.38)%
Hotel EBITDA margin	19.73%		19.73%	—%		20.73%	19.73%	(1.00)%
Selected Operating Information:
RevPAR	$364.70	$—	$364.70	$—	$352.13	$352.13	—%	3.57%
Occupancy	78.57%	—%	78.57%	—%	79.42%	79.42%	—%	(1.07)%
ADR	$464.15	$—	$464.15	$—	$443.39	$443.39	—%	4.68%

SEATTLE MARRIOTT WATERFRONT
Selected Financial Information:
Rooms revenue	$10,361	$—	$10,361	$11,035	$—	$11,035	(6.11)%	(6.11)%
Total hotel revenue	$12,392	$—	$12,392	$13,214	$—	$13,214	(6.22)%	(6.22)%
Hotel EBITDA	$5,601	$—	$5,601	$5,757	$—	$5,757	(2.71)%	(2.71)%
Hotel EBITDA margin	45.20%		45.20%	43.57%		43.57%	1.63%	1.63%
Selected Operating Information:
RevPAR	$311.95	$—	$311.95	$332.27	$—	$332.27	(6.12)%	(6.12)%
Occupancy	93.91%	—%	93.91%	92.48%	—%	92.48%	1.55%	1.55%
ADR	$332.18	$—	$332.18	$359.31	$—	$359.31	(7.55)%	(7.55)%

ST. THOMAS RITZ-CARLTON
Selected Financial Information:
Rooms revenue	$(8)	$—	$(8)	$1,651	$—	$1,651	(100.48)%	(100.48)%
Total hotel revenue	$4,423	$—	$4,423	$5,753	$—	$5,753	(23.12)%	(23.12)%
Hotel EBITDA	$1,541	$—	$1,541	$3,009	$—	$3,009	(48.79)%	(48.79)%
Hotel EBITDA margin	34.84%		34.84%	52.30%		52.30%	(17.46)%	(17.46)%
Selected Operating Information:
RevPAR	$—	$—	$—	$217.32	$—	$217.32	(100.00)%	(100.00)%
Occupancy	—%	—%	—%	83.93%	—%	83.93%	(100.00)%	(100.00)%
ADR	$—	$—	$—	$258.93	$—	$258.93	(100.00)%	(100.00)%

TAMPA RENAISSANCE
Selected Financial Information:
Rooms revenue	$—	$—	$—	$—	$—	$—	—%	—%
Total hotel revenue	$—	$—	$—	$—	$—	$—	—%	—%
Hotel EBITDA	$—	$—	$—	$1	$(1)	$—	(100.00)%	—%
Hotel EBITDA margin	—%		—%	—%		—%	—%	—%
Selected Operating Information:
RevPAR	$—	$—	$—	$—	$—	$—	—%	—%
Occupancy	—%	—%	—%	—%	—%	—%	—%	—%
ADR	$—	$—	$—	$—	$—	$—	—%	—%

BRAEMAR PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$76,450	$—	$76,450	$74,358	$5,467	$79,825	2.81%	(4.23)%
Total hotel revenue	$118,525	$—	$118,525	$108,846	$10,944	$119,790	8.89%	(1.06)%
Hotel EBITDA	$33,417	$—	$33,417	$33,345	$2,213	$35,558	0.22%	(6.02)%
Hotel EBITDA margin	28.19%		28.19%	30.64%		29.68%	(2.45)%	(1.49)%
Selected Operating Information:
RevPAR	$234.81	$—	$234.81	$234.17	$349.56	$239.58	0.27%	(1.99)%
Occupancy	83.31%	—%	83.31%	85.86%	79.42%	85.56%	(2.97)%	(2.63)%
ADR	$281.86	$—	$281.86	$272.72	$440.15	$280.01	3.35%	0.66%
NOTES:

(1)
The above comparable information assumes the thirteen hotel properties owned and included in the Company's operations at September 30, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	The above information does not include the operations of ten condominium units not owned by the Lake Tahoe Ritz-Carlton.

(4)	See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
SELECTED FINANCIAL AND OPERATING INFORMATION BY PROPERTY
(in thousands, except operating information)
(unaudited)

	Nine Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2019	2019	2019	2018	2018	2018	% Variance	% Variance
CAPITAL HILTON WASHINGTON D.C.
Selected Financial Information:
Rooms revenue	$29,960	$—	$29,960	$30,390	$—	$30,390	(1.41)%	(1.41)%
Total hotel revenue	$43,835	$—	$43,835	$42,239	$—	$42,239	3.78%	3.78%
Hotel EBITDA	$11,305	$—	$11,305	$11,106	$—	$11,106	1.79%	1.79%
Hotel EBITDA margin	25.79%		25.79%	26.29%		26.29%	(0.50)%	(0.50)%
Selected Operating Information:
RevPAR	$199.53	$—	$199.53	$202.40	$—	$202.40	(1.42)%	(1.42)%
Occupancy	84.57%	—%	84.57%	85.56%	—%	85.56%	(1.16)%	(1.16)%
ADR	$235.92	$—	$235.92	$236.56	$—	$236.56	(0.27)%	(0.27)%

LA JOLLA HILTON TORREY PINES
Selected Financial Information:
Rooms revenue	$20,467	$—	$20,467	$20,503	$—	$20,503	(0.18)%	(0.18)%
Total hotel revenue	$35,943	$—	$35,943	$35,600	$—	$35,600	0.96%	0.96%
Hotel EBITDA	$12,447	$—	$12,447	$12,033	$—	$12,033	3.44%	3.44%
Hotel EBITDA margin	34.63%		34.63%	33.80%		33.80%	0.83%	0.83%
Selected Operating Information:
RevPAR	$190.28	$—	$190.28	$190.62	$—	$190.62	(0.18)%	(0.18)%
Occupancy	85.23%	—%	85.23%	87.20%	—%	87.20%	(2.26)%	(2.26)%
ADR	$223.26	$—	$223.26	$218.59	$—	$218.59	2.14%	2.14%

CHICAGO SOFITEL MAGNIFICENT MILE
Selected Financial Information:
Rooms revenue	$19,053	$—	$19,053	$19,359	$—	$19,359	(1.58)%	(1.58)%
Total hotel revenue	$26,017	$—	$26,017	$26,367	$—	$26,367	(1.33)%	(1.33)%
Hotel EBITDA	$5,559	$—	$5,559	$5,084	$—	$5,084	9.34%	9.34%
Hotel EBITDA margin	21.37%		21.37%	19.28%		19.28%	2.09%	2.09%
Selected Operating Information:
RevPAR	$168.17	$—	$168.17	$170.88	$—	$170.88	(1.59)%	(1.59)%
Occupancy	83.21%	—%	83.21%	79.96%	—%	79.96%	4.06%	4.06%
ADR	$202.11	$—	$202.11	$213.71	$—	$213.71	(5.43)%	(5.43)%

BARDESSONO HOTEL AND SPA
Selected Financial Information:
Rooms revenue	$10,157	$—	$10,157	$10,385	$—	$10,385	(2.20)%	(2.20)%
Total hotel revenue	$14,270	$—	$14,270	$14,962	$—	$14,962	(4.63)%	(4.63)%
Hotel EBITDA	$4,257	$—	$4,257	$4,919	$(6)	$4,913	(13.46)%	(13.35)%
Hotel EBITDA margin	29.83%		29.83%	32.88%		32.84%	(3.05)%	(3.01)%
Selected Operating Information:
RevPAR	$600.09	$—	$600.09	$613.55	$—	$613.55	(2.19)%	(2.19)%
Occupancy	75.32%	—%	75.32%	76.89%	—%	76.89%	(2.04)%	(2.04)%
ADR	$796.76	$—	$796.76	$797.92	$—	$797.92	(0.15)%	(0.15)%

KEY WEST PIER HOUSE RESORT
Selected Financial Information:
Rooms revenue	$14,173	$—	$14,173	$13,533	$—	$13,533	4.73%	4.73%
Total hotel revenue	$18,469	$—	$18,469	$17,648	$—	$17,648	4.65%	4.65%
Hotel EBITDA	$8,817	$—	$8,817	$8,222	$12	$8,234	7.24%	7.08%
Hotel EBITDA margin	47.74%		47.74%	46.59%		46.66%	1.15%	1.08%
Selected Operating Information:
RevPAR	$365.62	$—	$365.62	$349.08	$—	$349.08	4.74%	4.74%
Occupancy	80.70%	—%	80.70%	81.87%	—%	81.87%	(1.43)%	(1.43)%
ADR	$453.07	$—	$453.07	$426.41	$—	$426.41	6.25%	6.25%

	Nine Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2019	2019	2019	2018	2018	2018	% Variance	% Variance
HOTEL YOUNTVILLE
Selected Financial Information:
Rooms revenue	$9,047	$—	$9,047	$9,236	$—	$9,236	(2.05)%	(2.05)%
Total hotel revenue	$11,558	$—	$11,558	$11,937	$—	$11,937	(3.18)%	(3.18)%
Hotel EBITDA	$4,780	$—	$4,780	$5,046	$(3)	$5,043	(5.27)%	(5.22)%
Hotel EBITDA margin	41.36%		41.36%	42.27%		42.25%	(0.91)%	(0.89)%
Selected Operating Information:
RevPAR	$414.22	$—	$414.22	$422.89	$—	$422.89	(2.05)%	(2.05)%
Occupancy	75.41%	—%	75.41%	75.83%	—%	75.83%	(0.55)%	(0.55)%
ADR	$549.28	$—	$549.28	$557.69	$—	$557.69	(1.51)%	(1.51)%

PARK HYATT BEAVER CREEK
Selected Financial Information:
Rooms revenue	$14,059	$—	$14,059	$14,736	$—	$14,736	(4.59)%	(4.59)%
Total hotel revenue	$31,688	$—	$31,688	$32,124	$—	$32,124	(1.36)%	(1.36)%
Hotel EBITDA	$9,037	$—	$9,037	$8,223	$—	$8,223	9.90%	9.90%
Hotel EBITDA margin	28.52%		28.52%	25.60%		25.60%	2.92%	2.92%
Selected Operating Information:
RevPAR	$271.04	$—	$271.04	$284.09	$—	$284.09	(4.59)%	(4.59)%
Occupancy	61.15%	—%	61.15%	65.18%	—%	65.18%	(6.18)%	(6.18)%
ADR	$443.23	$—	$443.23	$435.85	$—	$435.85	1.69%	1.69%

THE NOTARY HOTEL
Selected Financial Information:
Rooms revenue	$18,169	$—	$18,169	$21,641	$—	$21,641	(16.04)%	(16.04)%
Total hotel revenue	$22,149	$—	$22,149	$26,822	$—	$26,822	(17.42)%	(17.42)%
Hotel EBITDA	$6,517	$—	$6,517	$10,820	$—	$10,820	(39.77)%	(39.77)%
Hotel EBITDA margin	29.42%		29.42%	40.34%		40.34%	(10.92)%	(10.92)%
Selected Operating Information:
RevPAR	$133.37	$—	$133.37	$158.86	$—	$158.86	(16.05)%	(16.05)%
Occupancy	69.17%	—%	69.17%	86.66%	—%	86.66%	(20.18)%	(20.18)%
ADR	$192.83	$—	$192.83	$183.32	$—	$183.32	5.19%	5.19%

SAN FRANCISCO COURTYARD DOWNTOWN
Selected Financial Information:
Rooms revenue	$31,418	$—	$31,418	$28,883	$—	$28,883	8.78%	8.78%
Total hotel revenue	$34,342	$—	$34,342	$32,929	$—	$32,929	4.29%	4.29%
Hotel EBITDA	$11,570	$—	$11,570	$11,347	$—	$11,347	1.97%	1.97%
Hotel EBITDA margin	33.69%		33.69%	34.46%		34.46%	(0.77)%	(0.77)%
Selected Operating Information:
RevPAR	$280.69	$—	$280.69	$258.22	$—	$258.22	8.70%	8.70%
Occupancy	91.48%	—%	91.48%	88.81%	—%	88.81%	3.01%	3.01%
ADR	$306.83	$—	$306.83	$290.76	$—	$290.76	5.53%	5.53%

SARASOTA RITZ-CARLTON
Selected Financial Information:
Rooms revenue	$20,501	$—	$20,501	$10,941	$9,451	$20,392	87.38%	0.53%
Total hotel revenue	$47,327	$—	$47,327	$26,360	$20,073	$46,433	79.54%	1.93%
Hotel EBITDA	$9,164	$—	$9,164	$3,505	$5,567	$9,072	161.46%	1.01%
Hotel EBITDA margin	19.36%		19.36%	13.30%		19.54%	6.06%	(0.18)%
Selected Operating Information:
RevPAR	$282.32	$—	$282.32	$228.50	$382.06	$280.81	23.55%	0.54%
Occupancy	70.70%	—%	70.70%	70.19%	78.86%	73.15%	0.73%	(3.35)%
ADR	$399.31	$—	$399.31	$325.52	$484.46	$383.90	22.67%	4.01%

	Nine Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2019	2019	2019	2018	2018	2018	% Variance	% Variance
LAKE TAHOE RITZ-CARLTON
Selected Financial Information:
Rooms revenue	$16,500	$1,719	$18,219	$—	$15,661	$15,661	—%	16.33%
Total hotel revenue	$30,681	$2,671	$33,352	$—	$29,825	$29,825	—%	11.83%
Hotel EBITDA	$5,433	$744	$6,177	$—	$5,694	$5,694	—%	8.48%
Hotel EBITDA margin	17.71%		18.52%	—%		19.09%	17.71%	(0.57)%
Selected Operating Information:
RevPAR	$374.75	$722.13	$392.56	$—	$337.44	$337.44	—%	16.33%
Occupancy	68.50%	77.52%	68.97%	—%	66.25%	66.25%	—%	4.11%
ADR	$547.05	$931.53	$569.22	$—	$509.32	$509.32	—%	11.76%

SEATTLE MARRIOTT WATERFRONT
Selected Financial Information:
Rooms revenue	$23,378	$—	$23,378	$25,587	$—	$25,587	(8.63)%	(8.63)%
Total hotel revenue	$29,637	$—	$29,637	$31,757	$—	$31,757	(6.68)%	(6.68)%
Hotel EBITDA	$11,890	$—	$11,890	$13,070	$—	$13,070	(9.03)%	(9.03)%
Hotel EBITDA margin	40.12%		40.12%	41.16%		41.16%	(1.04)%	(1.04)%
Selected Operating Information:
RevPAR	$237.21	$—	$237.21	$259.63	$—	$259.63	(8.64)%	(8.64)%
Occupancy	85.88%	—%	85.88%	86.87%	—%	86.87%	(1.14)%	(1.14)%
ADR	$276.20	$—	$276.20	$298.87	$—	$298.87	(7.59)%	(7.59)%

ST. THOMAS RITZ-CARLTON
Selected Financial Information:
Rooms revenue	$834	$—	$834	$4,939	$—	$4,939	(83.11)%	(83.11)%
Total hotel revenue	$19,047	$—	$19,047	$19,171	$—	$19,171	(0.65)%	(0.65)%
Hotel EBITDA	$10,479	$—	$10,479	$10,798	$—	$10,798	(2.95)%	(2.95)%
Hotel EBITDA margin	55.02%		55.02%	56.32%		56.32%	(1.30)%	(1.30)%
Selected Operating Information:
RevPAR	$311.24	$—	$311.24	$218.65	$—	$218.65	42.35%	42.35%
Occupancy	81.06%	—%	81.06%	78.13%	—%	78.13%	3.75%	3.75%
ADR	$383.97	$—	$383.97	$279.87	$—	$279.87	37.20%	37.20%

TAMPA RENAISSANCE
Selected Financial Information:
Rooms revenue	$—	$—	$—	$8,171	$(8,171)	$—	(100.00)%	—%
Total hotel revenue	$—	$—	$—	$14,537	$(14,537)	$—	(100.00)%	—%
Hotel EBITDA	$—	$—	$—	$6,498	$(6,498)	$—	(100.00)%	—%
Hotel EBITDA margin	—%		—%	44.70%		—%	(44.70)%	—%
Selected Operating Information:
RevPAR	$—	$—	$—	$184.70	$(184.70)	$—	(100.00)%	—%
Occupancy	—%	—%	—%	85.59%	(85.59)%	—%	(100.00)%	—%
ADR	$—	$—	$—	$215.80	$(215.80)	$—	(100.00)%	—%

BRAEMAR PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$227,716	$1,719	$229,435	$218,304	$16,941	$235,245	4.31%	(2.47)%
Total hotel revenue	$364,963	$2,671	$367,634	$332,453	$35,361	$367,814	9.78%	(0.05)%
Hotel EBITDA	$111,255	$744	$111,999	$110,671	$4,766	$115,437	0.53%	(2.98)%
Hotel EBITDA margin	30.48%		30.46%	33.29%		31.38%	(2.81)%	(0.92)%
Selected Operating Information:
RevPAR	$235.62	$722.13	$236.82	$226.99	$629.63	$237.94	3.80%	(0.47)%
Occupancy	79.68%	77.52%	79.68%	83.19%	46.05%	82.18%	(4.22)%	(3.04)%
ADR	$295.70	$931.53	$297.22	$272.85	$1,367.25	$289.54	8.37%	2.65%
NOTES:

(1)
The above comparable information assumes the thirteen hotel properties owned and included in the Company's operations at September 30, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	The above information does not include the operations of ten condominium units not owned by the Lake Tahoe Ritz-Carlton.

(4)	See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
SELECTED FINANCIAL AND OPERATING INFORMATION BY PROPERTY
(in thousands, except operating information)
(unaudited)

	TTM Ended September 30,
	Actual	Non-comparable Adjustments	Comparable
	2019	2019	2019
CAPITAL HILTON WASHINGTON D.C.
Selected Financial Information:
Rooms revenue	$38,761	$—	$38,761
Total hotel revenue	$56,677	$—	$56,677
Hotel EBITDA	$13,947	$—	$13,947
Hotel EBITDA margin	24.61%		24.61%
Selected Operating Information:
RevPAR	$193.08	$—	$193.08
Occupancy	82.79%	—%	82.79%
ADR	$233.22	$—	$233.22

LA JOLLA HILTON TORREY PINES
Selected Financial Information:
Rooms revenue	$26,268	$—	$26,268
Total hotel revenue	$46,815	$—	$46,815
Hotel EBITDA	$15,882	$—	$15,882
Hotel EBITDA margin	33.93%		33.93%
Selected Operating Information:
RevPAR	$182.65	$—	$182.65
Occupancy	83.86%	—%	83.86%
ADR	$217.82	$—	$217.82

CHICAGO SOFITEL MAGNIFICENT MILE
Selected Financial Information:
Rooms revenue	$25,603	$—	$25,603
Total hotel revenue	$35,048	$—	$35,048
Hotel EBITDA	$8,138	$—	$8,138
Hotel EBITDA margin	23.22%		23.22%
Selected Operating Information:
RevPAR	$169.02	$—	$169.02
Occupancy	81.58%	—%	81.58%
ADR	$207.19	$—	$207.19

BARDESSONO HOTEL AND SPA
Selected Financial Information:
Rooms revenue	$13,618	$—	$13,618
Total hotel revenue	$19,001	$—	$19,001
Hotel EBITDA	$5,802	$(2)	$5,800
Hotel EBITDA margin	30.54%		30.52%
Selected Operating Information:
RevPAR	$601.77	$—	$601.77
Occupancy	75.59%	—%	75.59%
ADR	$796.06	$—	$796.06

KEY WEST PIER HOUSE RESORT
Selected Financial Information:
Rooms revenue	$18,762	$—	$18,762
Total hotel revenue	$24,429	$—	$24,429
Hotel EBITDA	$11,502	$4	$11,506
Hotel EBITDA margin	47.08%		47.10%
Selected Operating Information:
RevPAR	$362.00	$—	$362.00
Occupancy	80.12%	—%	80.12%
ADR	$451.81	$—	$451.81

	TTM Ended September 30,
	Actual	Non-comparable Adjustments	Comparable
	2019	2019	2019
HOTEL YOUNTVILLE
Selected Financial Information:
Rooms revenue	$11,990	$—	$11,990
Total hotel revenue	$15,191	$—	$15,191
Hotel EBITDA	$6,152	$(1)	$6,151
Hotel EBITDA margin	40.50%		40.49%
Selected Operating Information:
RevPAR	$410.60	$—	$410.60
Occupancy	74.38%	—%	74.38%
ADR	$552.01	$—	$552.01

PARK HYATT BEAVER CREEK
Selected Financial Information:
Rooms revenue	$17,672	$—	$17,672
Total hotel revenue	$39,857	$—	$39,857
Hotel EBITDA	$10,052	$—	$10,052
Hotel EBITDA margin	25.22%		25.22%
Selected Operating Information:
RevPAR	$254.83	$—	$254.83
Occupancy	58.72%	—%	58.72%
ADR	$433.96	$—	$433.96

THE NOTARY HOTEL
Selected Financial Information:
Rooms revenue	$24,635	$—	$24,635
Total hotel revenue	$30,310	$—	$30,310
Hotel EBITDA	$9,736	$—	$9,736
Hotel EBITDA margin	32.12%		32.12%
Selected Operating Information:
RevPAR	$135.25	$—	$135.25
Occupancy	69.84%	—%	69.84%
ADR	$193.66	$—	$193.66

SAN FRANCISCO COURTYARD DOWNTOWN
Selected Financial Information:
Rooms revenue	$39,567	$—	$39,567
Total hotel revenue	$43,346	$—	$43,346
Hotel EBITDA	$14,057	$—	$14,057
Hotel EBITDA margin	32.43%		32.43%
Selected Operating Information:
RevPAR	$264.40	$—	$264.40
Occupancy	88.66%	—%	88.66%
ADR	$298.21	$—	$298.21

SARASOTA RITZ-CARLTON
Selected Financial Information:
Rooms revenue	$26,833	$—	$26,833
Total hotel revenue	$63,199	$—	$63,199
Hotel EBITDA	$12,801	$—	$12,801
Hotel EBITDA margin	20.26%		20.26%
Selected Operating Information:
RevPAR	$276.38	$—	$276.38
Occupancy	71.53%	—%	71.53%
ADR	$386.40	$—	$386.40

	TTM Ended September 30,
	Actual	Non-comparable Adjustments	Comparable
	2019	2019	2019
LAKE TAHOE RITZ-CARLTON
Selected Financial Information:
Rooms revenue	$16,500	$7,257	$23,757
Total hotel revenue	$30,681	$13,280	$43,961
Hotel EBITDA	$5,432	$3,071	$8,503
Hotel EBITDA margin	17.70%		19.34%
Selected Operating Information:
RevPAR	$374.75	$402.71	$382.87
Occupancy	68.50%	69.08%	68.67%
ADR	$547.05	$582.98	$557.55

SEATTLE MARRIOTT WATERFRONT
Selected Financial Information:
Rooms revenue	$29,479	$—	$29,479
Total hotel revenue	$37,771	$—	$37,771
Hotel EBITDA	$14,705	$—	$14,705
Hotel EBITDA margin	38.93%		38.93%
Selected Operating Information:
RevPAR	$223.72	$—	$223.72
Occupancy	84.06%	—%	84.06%
ADR	$266.13	$—	$266.13

ST. THOMAS RITZ-CARLTON
Selected Financial Information:
Rooms revenue	$2,499	$—	$2,499
Total hotel revenue	$21,509	$—	$21,509
Hotel EBITDA	$9,972	$—	$9,972
Hotel EBITDA margin	46.36%		46.36%
Selected Operating Information:
RevPAR	$262.16	$—	$262.16
Occupancy	82.27%	—%	82.27%
ADR	$318.66	$—	$318.66

TAMPA RENAISSANCE
Selected Financial Information:
Rooms revenue	$—	$—	$—
Total hotel revenue	$74	$(74)	$—
Hotel EBITDA	$27	$(27)	$—
Hotel EBITDA margin	36.49%		—%
Selected Operating Information:
RevPAR	$—	$—	$—
Occupancy	—%	—%	—%
ADR	$—	$—	$—

BRAEMAR PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$292,187	$7,257	$299,444
Total hotel revenue	$463,908	$13,206	$477,114
Hotel EBITDA	$138,205	$3,045	$141,250
Hotel EBITDA margin	29.79%		29.61%
Selected Operating Information:
RevPAR	$227.69	$402.71	$230.12
Occupancy	78.67%	69.08%	78.54%
ADR	$289.43	$582.98	$293.00
NOTES:

(1)
The above comparable information assumes the thirteen hotel properties owned and included in the Company's operations at September 30, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	The above information does not include the operations of ten condominium units not owned by the Lake Tahoe Ritz-Carlton.

(4)	See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
HOTEL REVENUE & EBITDA FOR TRAILING TWELVE MONTHS
(dollars in thousands)
(unaudited)

	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable
	2019	2019	2019	2019	2019	2019	2019	2019	2019	2018	2018	2018
	3rd Quarter	3rd Quarter	3rd Quarter	2nd Quarter	2nd Quarter	2nd Quarter	1st Quarter	1st Quarter	1st Quarter	4th Quarter	4th Quarter	4th Quarter
Total Hotel Revenue	$118,525	$—	$118,525	$118,412	$—	$118,412	$128,026	$2,671	$130,697	$98,945	$10,535	$109,480
Hotel EBITDA	$33,417	$—	$33,417	$38,149	$138	$38,287	$39,689	$606	$40,295	$26,950	$2,301	$29,251
Hotel EBITDA Margin	28.19%		28.19%	32.22%		32.33%	31.00%		30.83%	27.24%		26.72%

EBITDA % of Total TTM	24.2%		23.7%	27.6%		27.1%	28.7%		28.5%	19.5%		20.7%

JV Interests in EBITDA	$1,545	$—	$1,545	$2,527	$—	$2,527	$1,866	$—	$1,866	$1,519	$—	$1,519

	Actual	Non-comparable Adjustments	Comparable
	2019	2019	2019
	TTM	TTM	TTM
Total Hotel Revenue	$463,908	$13,206	$477,114
Hotel EBITDA	$138,205	$3,045	$141,250
Hotel EBITDA Margin	29.79%		29.61%

EBITDA % of Total TTM	100.0%		100.0%

JV Interests in EBITDA	$7,457	$—	$7,457
NOTES:

(1)
The above comparable information assumes the thirteen hotel properties owned and included in the Company's operations at September 30, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    The above information does not include the operations of ten condominium units not owned by the Lake Tahoe Ritz-Carlton.
(4)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
TOTAL ENTERPRISE VALUE
SEPTEMBER 30, 2019
(in thousands, except share price)
(unaudited)

September 30, 2019
Common stock shares outstanding	32,900
Partnership units outstanding (common stock equivalents)	4,819
Combined common stock shares and partnership units outstanding	37,719
Common stock price	$9.39
Market capitalization	$354,181
Series B cumulative convertible preferred stock	$124,146
Series D cumulative preferred stock	$40,000
Indebtedness	$1,065,000
Joint venture partner's share of consolidated indebtedness	$(48,750)
Net working capital (see below)	$(55,219)
Total enterprise value (TEV)	$1,479,358

Ashford Inc. Investment:
Common stock shares owned	195
Common stock price	$24.24
Market value of Ashford Inc. investment	$4,724

Cash and cash equivalents	$76,411
Restricted cash	$55,611
Accounts receivable, net	$18,532
Prepaid expenses	$6,084
Due from third-party hotel managers, net	$16,018
Market value of Ashford Inc. investment	$4,724
Total current assets	$177,380

Accounts payable, net & accrued expenses	$108,298
Dividends and distributions payable	$9,502
Due to affiliates, net	$4,361
Total current liabilities	$122,161

Net working capital*	$55,219
* Includes the Company's pro rata share of net working capital in joint ventures.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
ANTICIPATED CAPITAL EXPENDITURES CALENDAR (a)

		2019
		1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
	Rooms	Actual	Actual	Actual	Estimated
Park Hyatt Beaver Creek	190		x	x
The Notary Hotel	499	x	x	x
San Francisco Courtyard Downtown	410	x	x	x	x
St. Thomas Ritz-Carlton	180	x	x	x	x
Total		3	4	4	2

(a)	Only hotels which have had or are expected to have significant capital expenditures that could result in displacement in 2019 are included in this table.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	2019	2019	2019	2018	September 30, 2019
	3rd Quarter	2nd Quarter	1st Quarter	4th Quarter	TTM
Net income (loss)	$9,196	$12,770	$16,470	$6,525	$44,961
Non-property adjustments	1,441	(9)	—	(26)	1,406
Interest income	(79)	(77)	(62)	(61)	(279)
Interest expense	4,829	4,965	4,856	4,342	18,992
Amortization of loan costs	229	209	345	284	1,067
Depreciation and amortization	16,831	18,474	16,686	15,092	67,083
Income tax expense (benefit)	(78)	422	115	(353)	106
Non-hotel EBITDA ownership expense	1,048	1,395	1,279	1,147	4,869
Hotel EBITDA including amounts attributable to noncontrolling interest	33,417	38,149	39,689	26,950	138,205
Non-comparable adjustments	—	138	606	2,301	3,045
Comparable hotel EBITDA	$33,417	$38,287	$40,295	$29,251	$141,250

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2019
	Capital Hilton Washington D.C.	La Jolla Hilton Torrey Pines	Chicago Sofitel Magnificent Mile	Bardessono Hotel & Spa	Key West Pier House Resort	Hotel Yountville	Park Hyatt Beaver Creek	The Notary Hotel	Plano Marriott Legacy Town Center	San Francisco Courtyard Downtown	Sarasota Ritz-Carlton	Lake Tahoe Ritz-Carlton	Seattle Marriott Waterfront	St. Thomas Ritz-Carlton	Tampa Renaissance	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$328	$2,574	$1,232	$803	$824	$1,168	$(187)	$(981)	$—	$985	$(2,710)	$430	$4,667	$63	$—	$9,196	$(18,150)	$(8,954)
Non-property adjustments	—	—	—	—	—	—	—	1,186	—	—	(23)	—	—	278	—	1,441	(1,441)	—
Interest income	(17)	(18)	—	—	—	—	—	(6)	—	(5)	(18)	—	(14)	(1)	—	(79)	79	—
Interest expense	—	—	—	491	9	625	861	—	—	—	1,465	600	—	778	—	4,829	7,770	12,599
Amortization of loan cost	—	—	—	35	—	37	—	—	—	—	80	32	—	45	—	229	818	1,047
Depreciation and amortization	1,974	1,406	1,654	659	698	592	1,187	2,226	—	2,724	1,448	1,115	985	163	—	16,831	—	16,831
Income tax expense (benefit)	—	(87)	—	—	—	—	—	6	—	—	—	—	—	3	—	(78)	233	155
Non-hotel EBITDA ownership expense	3	19	104	123	11	73	26	306	—	10	37	161	(37)	212	—	1,048	(1,048)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	2,288	3,894	2,990	2,111	1,542	2,495	1,887	2,737	—	3,714	279	2,338	5,601	1,541	—	33,417	(11,739)	21,678
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(572)	(973)	—	—	—	—	—	—	—	—	—	—	—	—	—	(1,545)	1,545	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	48	48
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(50)	(50)
Hotel EBITDA attributable to the Company and OP unitholders	$1,716	$2,921	$2,990	$2,111	$1,542	$2,495	$1,887	$2,737	$—	$3,714	$279	$2,338	$5,601	$1,541	$—	$31,872	$(10,196)	$21,676
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$2,288	$3,894	$2,990	$2,111	$1,542	$2,495	$1,887	$2,737	$—	$3,714	$279	$2,338	$5,601	$1,541	$—	$33,417
ALL HOTELS NOT UNDER RENOVATION:
Hotel EBITDA including amounts attributable to noncontrolling interest	$2,288	$3,894	$2,990	$2,111	$1,542	$2,495	$—	$—	$—	$—	$279	$2,338	$5,601	$—	$—	$23,538
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$2,288	$3,894	$2,990	$2,111	$1,542	$2,495	$—	$—	$—	$—	$279	$2,338	$5,601	$—	$—	$23,538

HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

BAML (Pier House)	$—	$—	$—	$—	$1,542	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$1,542
BAML (Bardessono)	—	—	—	2,111	—	—	—	—	—	—	—	—	—	—	—	2,111
BAML (Hotel Yountville)	—	—	—	—	—	2,495	—	—	—	—	—	—	—	—	—	2,495
Apollo (Ritz-Carlton St. Thomas)	—	—	—	—	—	—	—	—	—	—	—	—	—	1,541	—	1,541
Prudential (Capital Hilton and Hilton Torrey Pines)	2,288	3,894	—	—	—	—	—	—	—	—	—	—	—	—	—	6,182
BAML Pool (see footnote 5)	—	—	2,990	—	—	—	—	2,737	—	3,714	—	—	5,601	—	—	15,042
JP Morgan (Park Hyatt Beaver Creek)	—	—	—	—	—	—	1,887	—	—	—	—	—	—	—	—	1,887
BAML (Ritz-Carlton Sarasota)	—	—	—	—	—	—	—	—	—	—	279	—	—	—	—	279
BAML (Ritz-Carlton Lake Tahoe)	—	—	—	—	—	—	—	—	—	—	—	2,338	—	—	—	2,338
Total	$2,288	$3,894	$2,990	$2,111	$1,542	$2,495	$1,887	$2,737	$—	$3,714	$279	$2,338	$5,601	$1,541	$—	$33,417
NOTES:

(1)
The above comparable information assumes the thirteen hotel properties owned and included in the Company's operations at September 30, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    The above information does not include the operations of ten condominium units not owned by the Lake Tahoe Ritz-Carlton.

(4)	Excluded Hotels Under Renovation:
Park Hyatt Beaver Creek, The Notary Hotel, San Francisco Courtyard Downtown, St. Thomas Ritz-Carlton

(5)	This mortgage loan is secured by the Chicago Sofitel Magnificent Mile, San Francisco Courtyard Downtown, Seattle Marriott Waterfront and The Notary Hotel.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2019
	Capital Hilton Washington D.C.	La Jolla Hilton Torrey Pines	Chicago Sofitel Magnificent Mile	Bardessono Hotel & Spa	Key West Pier House Resort	Hotel Yountville	Park Hyatt Beaver Creek	The Notary Hotel	Plano Marriott Legacy Town Center	San Francisco Courtyard Downtown	Sarasota Ritz-Carlton	Lake Tahoe Ritz-Carlton	Seattle Marriott Waterfront	St. Thomas Ritz-Carlton	Tampa Renaissance	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$4,005	$2,301	$2,258	$191	$2,510	$404	$(1,875)	$829	$—	$1,419	$(1,058)	$(3,260)	$2,903	$2,143	$—	$12,770	$(18,393)	$(5,623)
Non-property adjustments	—	—	—	—	—	(9)	—	—	—	—	—	—	—	—	—	(9)	9	—
Interest income	(17)	(21)	—	—	—	—	—	(3)	—	(4)	(19)	—	(13)	—	—	(77)	77	—
Interest expense	—	—	—	508	—	648	887	—	—	—	1,509	625	—	788	—	4,965	8,069	13,034
Amortization of loan cost	—	—	—	34	—	36	—	—	—	—	79	32	—	28	—	209	812	1,021
Depreciation and amortization	2,015	1,408	1,652	795	631	697	1,076	2,031	—	2,459	2,417	1,126	1,002	1,165	—	18,474	—	18,474
Income tax expense (benefit)	—	380	—	—	—	—	—	2	—	—	—	—	—	40	—	422	(11)	411
Non-hotel EBITDA ownership expense	17	19	37	111	7	13	444	280	—	16	27	30	132	262	—	1,395	(1,395)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	6,020	4,087	3,947	1,639	3,148	1,789	532	3,139	—	3,890	2,955	(1,447)	4,024	4,426	—	38,149	(10,832)	27,317
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(1,505)	(1,022)	—	—	—	—	—	—	—	—	—	—	—	—	—	(2,527)	2,527	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	51	51
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(48)	(48)
Hotel EBITDA attributable to the Company and OP unitholders	$4,515	$3,065	$3,947	$1,639	$3,148	$1,789	$532	$3,139	$—	$3,890	$2,955	$(1,447)	$4,024	$4,426	$—	$35,622	$(8,302)	$27,320
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	138	—	—	—	138
Comparable hotel EBITDA	$6,020	$4,087	$3,947	$1,639	$3,148	$1,789	$532	$3,139	$—	$3,890	$2,955	$(1,309)	$4,024	$4,426	$—	$38,287

HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

BAML (Pier House)	$—	$—	$—	$—	$3,148	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3,148
BAML (Bardessono)	—	—	—	1,639	—	—	—	—	—	—	—	—	—	—	—	1,639
BAML (Hotel Yountville)	—	—	—	—	—	1,789	—	—	—	—	—	—	—	—	—	1,789
Apollo (Ritz-Carlton St. Thomas)	—	—	—	—	—	—	—	—	—	—	—	—	—	4,426	—	4,426
Prudential (Capital Hilton and Hilton Torrey Pines)	6,020	4,087	—	—	—	—	—	—	—	—	—	—	—	—	—	10,107
BAML Pool (see footnote 4)	—	—	3,947	—	—	—	—	3,139	—	3,890	—	—	4,024	—	—	15,000
JP Morgan (Park Hyatt Beaver Creek)	—	—	—	—	—	—	532	—	—	—	—	—	—	—	—	532
BAML (Ritz-Carlton Sarasota)	—	—	—	—	—	—	—	—	—	—	2,955	—	—	—	—	2,955
BAML (Ritz-Carlton Lake Tahoe)	—	—	—	—	—	—	—	—	—	—	—	(1,309)	—	—	—	(1,309)
Total	$6,020	$4,087	$3,947	$1,639	$3,148	$1,789	$532	$3,139	$—	$3,890	$2,955	$(1,309)	$4,024	$4,426	$—	$38,287
NOTES:

(1)
The above comparable information assumes the thirteen hotel properties owned and included in the Company's operations at September 30, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    The above information does not include the operations of ten condominium units not owned by the Lake Tahoe Ritz-Carlton.

(4)	This mortgage loan is secured by the Chicago Sofitel Magnificent Mile, San Francisco Courtyard Downtown, Seattle Marriott Waterfront and The Notary Hotel.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31, 2019
	Capital Hilton Washington D.C.	La Jolla Hilton Torrey Pines	Chicago Sofitel Magnificent Mile	Bardessono Hotel & Spa	Key West Pier House Resort	Hotel Yountville	Park Hyatt Beaver Creek	The Notary Hotel	Plano Marriott Legacy Town Center	San Francisco Courtyard Downtown	Sarasota Ritz-Carlton	Lake Tahoe Ritz-Carlton	Seattle Marriott Waterfront	St. Thomas Ritz-Carlton	Tampa Renaissance	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$1,060	$3,021	$(3,422)	$(931)	$3,556	$(880)	$4,533	$(1,232)	$—	$1,648	$1,968	$2,697	$1,253	$3,199	$—	$16,470	$(17,792)	$(1,322)
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest income	(10)	(19)	—	—	—	—	—	(2)	—	(3)	(16)	—	(12)	—	—	(62)	62	—
Interest expense	—	—	—	505	—	644	885	—	—	—	1,514	525	—	783	—	4,856	8,157	13,013
Amortization of loan cost	—	—	—	34	—	36	138	—	—	—	78	32	—	27	—	345	835	1,180
Depreciation and amortization	1,939	1,396	1,694	796	556	683	1,009	1,867	—	2,313	2,354	942	1,001	136	—	16,686	—	16,686
Income tax expense (benefit)	—	45	—	—	—	—	—	2	—	—	—	—	—	68	—	115	812	927
Non-hotel EBITDA ownership expense	8	23	350	103	15	13	53	6	—	8	32	346	23	299	—	1,279	(1,279)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	2,997	4,466	(1,378)	507	4,127	496	6,618	641	—	3,966	5,930	4,542	2,265	4,512	—	39,689	(9,205)	30,484
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(749)	(1,117)	—	—	—	—	—	—	—	—	—	—	—	—	—	(1,866)	1,866	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	50	50
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(49)	(49)
Hotel EBITDA attributable to the Company and OP unitholders	$2,248	$3,349	$(1,378)	$507	$4,127	$496	$6,618	$641	$—	$3,966	$5,930	$4,542	$2,265	$4,512	$—	$37,823	$(7,338)	$30,485
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	606	—	—	—	606
Comparable hotel EBITDA	$2,997	$4,466	$(1,378)	$507	$4,127	$496	$6,618	$641	$—	$3,966	$5,930	$5,148	$2,265	$4,512	$—	$40,295

HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

BAML (Pier House)	$—	$—	$—	$—	$4,127	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$4,127
BAML (Bardessono)	—	—	—	507	—	—	—	—	—	—	—	—	—	—	—	507
BAML (Hotel Yountville)	—	—	—	—	—	496	—	—	—	—	—	—	—	—	—	496
Apollo (Ritz-Carlton St. Thomas)	—	—	—	—	—	—	—	—	—	—	—	—	—	4,512	—	4,512
Prudential (Capital Hilton and Hilton Torrey Pines)	2,997	4,466	—	—	—	—	—	—	—	—	—	—	—	—	—	7,463
BAML Pool (see footnote 4)	—	—	(1,378)	—	—	—	—	641	—	3,966	—	—	2,265	—	—	5,494
JP Morgan (Park Hyatt Beaver Creek)	—	—	—	—	—	—	6,618	—	—	—	—	—	—	—	—	6,618
BAML (Ritz-Carlton Sarasota)	—	—	—	—	—	—	—	—	—	—	5,930	—	—	—	—	5,930
BAML (Ritz-Carlton Lake Tahoe)	—	—	—	—	—	—	—	—	—	—	—	5,148	—	—	—	5,148
Total	$2,997	$4,466	$(1,378)	$507	$4,127	$496	$6,618	$641	$—	$3,966	$5,930	$5,148	$2,265	$4,512	$—	$40,295
NOTES:

(1)
The above comparable information assumes the thirteen hotel properties owned and included in the Company's operations at September 30, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    The above information does not include the operations of ten condominium units not owned by the Lake Tahoe Ritz-Carlton.

(4)	This mortgage loan is secured by the Chicago Sofitel Magnificent Mile, San Francisco Courtyard Downtown, Seattle Marriott Waterfront and The Notary Hotel.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2018
	Capital Hilton Washington D.C.	La Jolla Hilton Torrey Pines	Chicago Sofitel Magnificent Mile	Bardessono Hotel & Spa	Key West Pier House Resort	Hotel Yountville	Park Hyatt Beaver Creek	The Notary Hotel	Plano Marriott Legacy Town Center	San Francisco Courtyard Downtown	Sarasota Ritz-Carlton	Lake Tahoe Ritz-Carlton	Seattle Marriott Waterfront	St. Thomas Ritz-Carlton	Tampa Renaissance	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$712	$2,419	$827	$45	$2,493	$5	$(943)	$1,821	$9	$(200)	$(394)	$—	$1,807	$(2,120)	$44	$6,525	$(20,438)	$(13,913)
Non-property adjustments	—	—	—	—	—	—	—	—	(9)	—	—	—	—	—	(17)	(26)	26	—
Interest income	(10)	(16)	—	—	—	—	—	(5)	—	(4)	(15)	—	(11)	—	—	(61)	61	—
Interest expense	—	—	—	496	—	632	871	—	—	—	1,565	—	—	778	—	4,342	8,267	12,609
Amortization of loan cost	—	—	—	34	—	36	137	—	—	—	77	—	—	—	—	284	819	1,103
Depreciation and amortization	1,883	1,423	1,724	751	536	686	933	1,505	—	2,238	2,253	—	1,024	136	—	15,092	—	15,092
Income tax expense (benefit)	—	(382)	—	—	—	—	—	84	—	—	—	—	—	(55)	—	(353)	271	(82)
Non-hotel EBITDA ownership expense	57	(9)	28	219	(344)	13	17	(187)	—	453	151	—	(5)	754	—	1,147	(1,147)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	2,642	3,435	2,579	1,545	2,685	1,372	1,015	3,218	—	2,487	3,637	—	2,815	(507)	27	26,950	(12,141)	14,809
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(660)	(859)	—	—	—	—	—	—	—	—	—	—	—	—	—	(1,519)	1,519	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	88	88
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(77)	(77)
Hotel EBITDA attributable to the Company and OP unitholders	$1,982	$2,576	$2,579	$1,545	$2,685	$1,372	$1,015	$3,218	$—	$2,487	$3,637	$—	$2,815	$(507)	$27	$25,431	$(10,611)	$14,820
Non-comparable adjustments	—	—	—	(2)	4	(1)	—	—	—	—	—	2,327	—	—	(27)	2,301
Comparable hotel EBITDA	$2,642	$3,435	$2,579	$1,543	$2,689	$1,371	$1,015	$3,218	$—	$2,487	$3,637	$2,327	$2,815	$(507)	$—	$29,251

HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

BAML (Pier House)	$—	$—	$—	$—	$2,689	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$2,689
BAML (Bardessono)	—	—	—	1,543	—	—	—	—	—	—	—	—	—	—	—	1,543
BAML (Hotel Yountville)	—	—	—	—	—	1,371	—	—	—	—	—	—	—	—	—	1,371
Apollo (Ritz-Carlton St. Thomas)	—	—	—	—	—	—	—	—	—	—	—	—	—	(507)	—	(507)
Prudential (Capital Hilton and Hilton Torrey Pines)	2,642	3,435	—	—	—	—	—	—	—	—	—	—	—	—	—	6,077
BAML Pool (see footnote 4)	—	—	2,579	—	—	—	—	3,218	—	2,487	—	—	2,815	—	—	11,099
JP Morgan (Park Hyatt Beaver Creek)	—	—	—	—	—	—	1,015	—	—	—	—	—	—	—	—	1,015
BAML (Ritz-Carlton Sarasota)	—	—	—	—	—	—	—	—	—	—	3,637	—	—	—	—	3,637
BAML (Ritz-Carlton Lake Tahoe)	—	—	—	—	—	—	—	—	—	—	—	2,327	—	—	—	2,327
Total	$2,642	$3,435	$2,579	$1,543	$2,689	$1,371	$1,015	$3,218	$—	$2,487	$3,637	$2,327	$2,815	$(507)	$—	$29,251
NOTES:

(1)
The above comparable information assumes the thirteen hotel properties owned and included in the Company's operations at September 30, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    The above information does not include the operations of ten condominium units not owned by the Lake Tahoe Ritz-Carlton.

(4)	This mortgage loan is secured by the Chicago Sofitel Magnificent Mile, San Francisco Courtyard Downtown, Seattle Marriott Waterfront and The Notary Hotel.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2018
	Capital Hilton Washington D.C.	La Jolla Hilton Torrey Pines	Chicago Sofitel Magnificent Mile	Bardessono Hotel & Spa	Key West Pier House Resort	Hotel Yountville	Park Hyatt Beaver Creek	The Notary Hotel	Plano Marriott Legacy Town Center	San Francisco Courtyard Downtown	Sarasota Ritz-Carlton	Lake Tahoe Ritz-Carlton	Seattle Marriott Waterfront	St. Thomas Ritz-Carlton	Tampa Renaissance	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$245	$2,351	$1,021	$1,078	$1,217	$924	$(28)	$2,186	$—	$2,463	$(3,506)	$—	$4,721	$1,896	$(1)	$14,567	$(15,193)	$(626)
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest income	(8)	(15)	—	—	—	—	—	(5)	—	(2)	(16)	—	(11)	—	—	(57)	57	—
Interest expense	—	—	—	468	—	605	834	—	—	—	1,437	—	—	756	—	4,100	7,890	11,990
Amortization of loan cost	—	—	—	33	—	35	135	—	—	—	76	—	—	—	—	279	815	1,094
Depreciation and amortization	1,828	1,401	1,625	691	485	671	916	1,429	—	1,917	2,344	—	1,031	136	—	14,474	—	14,474
Income tax expense (benefit)	(200)	108	—	—	—	—	—	6	—	—	—	—	—	42	—	(44)	784	740
Non-hotel EBITDA ownership expense	1	6	5	(131)	10	(210)	(12)	9	—	4	147	—	16	179	2	26	(26)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	1,866	3,851	2,651	2,139	1,712	2,025	1,845	3,625	—	4,382	482	—	5,757	3,009	1	33,345	(5,673)	27,672
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(467)	(962)	—	—	—	—	—	—	—	—	—	—	—	—	—	(1,429)	1,429	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	81	81
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(79)	(79)
Hotel EBITDA attributable to the Company and OP unitholders	$1,399	$2,889	$2,651	$2,139	$1,712	$2,025	$1,845	$3,625	$—	$4,382	$482	$—	$5,757	$3,009	$1	$31,916	$(4,242)	$27,674
Non-comparable adjustments	—	—	—	(2)	4	(1)	—	—	—	—	(134)	2,347	—	—	(1)	2,213
Comparable hotel EBITDA	$1,866	$3,851	$2,651	$2,137	$1,716	$2,024	$1,845	$3,625	$—	$4,382	$348	$2,347	$5,757	$3,009	$—	$35,558
ALL HOTELS NOT UNDER RENOVATION:
Hotel EBITDA including amounts attributable to noncontrolling interest	$1,866	$3,851	$2,651	$2,139	$1,712	$2,025	$—	$—	$—	$—	$482	$—	$5,757	$—	$1	$20,484
Non-comparable adjustments	—	—	—	(2)	4	(1)	—	—	—	—	(134)	2,347	—	—	(1)	2,213
Comparable hotel EBITDA	$1,866	$3,851	$2,651	$2,137	$1,716	$2,024	$—	$—	$—	$—	$348	$2,347	$5,757	$—	$—	$22,697
NOTES:

(1)
The above comparable information assumes the thirteen hotel properties owned and included in the Company's operations at September 30, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    The above information does not include the operations of ten condominium units not owned by the Lake Tahoe Ritz-Carlton.

(4)	Excluded Hotels Under Renovation:
Park Hyatt Beaver Creek, The Notary Hotel, San Francisco Courtyard Downtown, St. Thomas Ritz-Carlton

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Nine Months Ended September 30, 2019
	Capital Hilton Washington D.C.	La Jolla Hilton Torrey Pines	Chicago Sofitel Magnificent Mile	Bardessono Hotel & Spa	Key West Pier House Resort	Hotel Yountville	Park Hyatt Beaver Creek	The Notary Hotel	Plano Marriott Legacy Town Center	San Francisco Courtyard Downtown	Sarasota Ritz-Carlton	Lake Tahoe Ritz-Carlton	Seattle Marriott Waterfront	St. Thomas Ritz-Carlton	Tampa Renaissance	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$5,393	$7,896	$68	$63	$6,890	$692	$2,471	$(1,384)	$—	$4,052	$(1,800)	$(133)	$8,823	$5,405	$—	$38,436	$(54,335)	$(15,899)
Non-property adjustments	—	—	—	—	—	(9)	—	1,186	—	—	(23)	—	—	278	—	1,432	(1,432)	—
Interest income	(44)	(58)	—	—	—	—	—	(11)	—	(12)	(53)	—	(39)	(1)	—	(218)	218	—
Interest expense	—	—	—	1,504	9	1,917	2,633	—	—	—	4,488	1,750	—	2,349	—	14,650	23,996	38,646
Amortization of loan cost	—	—	—	103	—	109	138	—	—	—	237	96	—	100	—	783	2,465	3,248
Depreciation and amortization	5,928	4,210	5,000	2,250	1,885	1,972	3,272	6,124	—	7,496	6,219	3,183	2,988	1,464	—	51,991	—	51,991
Income tax expense (benefit)	—	338	—	—	—	—	—	10	—	—	—	—	—	111	—	459	1,034	1,493
Non-hotel EBITDA ownership expense	28	61	491	337	33	99	523	592	—	34	96	537	118	773	—	3,722	(3,722)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	11,305	12,447	5,559	4,257	8,817	4,780	9,037	6,517	—	11,570	9,164	5,433	11,890	10,479	—	111,255	(31,776)	79,479
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(2,826)	(3,112)	—	—	—	—	—	—	—	—	—	—	—	—	—	(5,938)	5,938	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	149	149
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(147)	(147)
Hotel EBITDA attributable to the Company and OP unitholders	$8,479	$9,335	$5,559	$4,257	$8,817	$4,780	$9,037	$6,517	$—	$11,570	$9,164	$5,433	$11,890	$10,479	$—	$105,317	$(25,836)	$79,481
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	744	—	—	—	744
Comparable hotel EBITDA	$11,305	$12,447	$5,559	$4,257	$8,817	$4,780	$9,037	$6,517	$—	$11,570	$9,164	$6,177	$11,890	$10,479	$—	$111,999
ALL HOTELS NOT UNDER RENOVATION:
Hotel EBITDA including amounts attributable to noncontrolling interest	$11,305	$12,447	$5,559	$4,257	$8,817	$4,780	$—	$—	$—	$—	$9,164	$5,433	$11,890	$—	$—	$73,652
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	744	—	—	—	744
Comparable hotel EBITDA	$11,305	$12,447	$5,559	$4,257	$8,817	$4,780	$—	$—	$—	$—	$9,164	$6,177	$11,890	$—	$—	$74,396
NOTES:

(1)
The above comparable information assumes the thirteen hotel properties owned and included in the Company's operations at September 30, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    The above information does not include the operations of ten condominium units not owned by the Lake Tahoe Ritz-Carlton.

(4)	Excluded Hotels Under Renovation:
Park Hyatt Beaver Creek, The Notary Hotel, San Francisco Courtyard Downtown, St. Thomas Ritz-Carlton

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Nine Months Ended September 30, 2018
	Capital Hilton Washington D.C.	La Jolla Hilton Torrey Pines	Chicago Sofitel Magnificent Mile	Bardessono Hotel & Spa	Key West Pier House Resort	Hotel Yountville	Park Hyatt Beaver Creek	The Notary Hotel	Plano Marriott Legacy Town Center	San Francisco Courtyard Downtown	Sarasota Ritz-Carlton	Lake Tahoe Ritz-Carlton	Seattle Marriott Waterfront	St. Thomas Ritz-Carlton	Tampa Renaissance	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$5,633	$7,467	$(1,149)	$1,014	$6,479	$1,132	$2,795	$6,353	$74	$5,723	$(4,225)	$—	$9,955	$7,743	$20,957	$69,951	$(53,453)	$16,498
Non-property adjustments	—	—	229	—	60	—	—	—	—	—	—	—	—	—	(15,700)	(15,411)	15,411	—
Interest income	(20)	(32)	—	—	—	—	—	(9)	—	(3)	(27)	—	(21)	(1)	(1)	(114)	114	—
Interest expense	—	—	1,299	1,326	—	1,688	2,364	—	—	—	2,707	—	—	2,174	—	11,558	21,226	32,784
Amortization of loan cost	—	—	—	98	—	105	401	—	—	—	151	—	—	—	—	755	2,402	3,157
Depreciation and amortization	5,429	4,260	4,644	2,003	1,708	2,002	2,604	4,446	—	5,565	4,638	—	3,126	572	1,294	42,291	—	42,291
Income tax expense (benefit)	99	301	—	—	—	—	—	12	—	—	—	—	—	80	—	492	2,022	2,514
Non-hotel EBITDA ownership expense	(35)	37	61	478	(25)	119	59	18	(74)	62	261	—	10	230	(52)	1,149	(1,149)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	11,106	12,033	5,084	4,919	8,222	5,046	8,223	10,820	—	11,347	3,505	—	13,070	10,798	6,498	110,671	(13,427)	97,244
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(2,777)	(3,008)	—	—	—	—	—	—	—	—	—	—	—	—	—	(5,785)	5,785	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	146	146
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(143)	(143)
Hotel EBITDA attributable to the Company and OP unitholders	$8,329	$9,025	$5,084	$4,919	$8,222	$5,046	$8,223	$10,820	$—	$11,347	$3,505	$—	$13,070	$10,798	$6,498	$104,886	$(7,639)	$97,247
Non-comparable adjustments	—	—	—	(6)	12	(3)	—	—	—	—	5,567	5,694	—	—	(6,498)	4,766
Comparable hotel EBITDA	$11,106	$12,033	$5,084	$4,913	$8,234	$5,043	$8,223	$10,820	$—	$11,347	$9,072	$5,694	$13,070	$10,798	$—	$115,437
ALL HOTELS NOT UNDER RENOVATION:
Hotel EBITDA including amounts attributable to noncontrolling interest	$11,106	$12,033	$5,084	$4,919	$8,222	$5,046	$—	$—	$—	$—	$3,505	$—	$13,070	$—	$6,498	$69,483
Non-comparable adjustments	—	—	—	(6)	12	(3)	—	—	—	—	5,567	5,694	—	—	(6,498)	4,766
Comparable hotel EBITDA	$11,106	$12,033	$5,084	$4,913	$8,234	$5,043	$—	$—	$—	$—	$9,072	$5,694	$13,070	$—	$—	$74,249
NOTES:

(1)
The above comparable information assumes the thirteen hotel properties owned and included in the Company's operations at September 30, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    The above information does not include the operations of ten condominium units not owned by the Lake Tahoe Ritz-Carlton.

(4)	Excluded Hotels Under Renovation:
Park Hyatt Beaver Creek, The Notary Hotel, San Francisco Courtyard Downtown, St. Thomas Ritz-Carlton